Fair Value Measurements	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurements
NOTE 8. FAIR VALUE MEASUREMENT
The carrying value of the Company’s cash equivalents, accounts receivable, accounts payable, and accrued liabilities approximate fair value because of the relatively short-term nature of the underlying assets. The Company’s Private Placement Warrants are carried at fair value with changes in fair value recognized in earnings each period.
The Private Placement Warrants acquired in connection with the consummation of the Business Combination are accounted for as liabilities in accordance with ASC
815-40
and are presented within warrant liabilities in the accompanying consolidated balance sheets. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within financial income (expense), net in the consolidated statement of operations and comprehensive loss. The Private Placement Warrants were valued using the Black-Scholes-Merton Model, which is considered to be a Level 3 fair value measurement. The primary unobservable input utilized in determining the fair value of the Private Placement Warrants is the expected volatility of the Company’s common stock. The expected volatility of the Company’s common stock was estimated to be approximately 67.8% as of December 31, 2021. For the year ended December 31, 2021, the Company had gains related to the revaluation of the Private Placement Warrants of $36.0 million.
Prior to the Business Combination, Old Talkspace had issued warrants to purchase its common stock and its Series D preferred stock. In connection with the Business Combination, the warrants to purchase Old Talkspace’s common stock and its Series D preferred stock were exercised and converted into common shares of the Company during June 2021. As of December 31, 2020, there were 60,000 outstanding warrants to purchase the Old Talkspace’s common stock for a price of $0.44 per share and 50,881 outstanding warrants to purchase the Company’s preferred D stock for a price of $2.75 per share. The inputs related to Old Talkspace’s share prices prior to the Business Combination were determined based on management’s assumptions and based on the Option Pricing Model (“OPM”). The fair value of the underlying preferred share price was determined by the board of directors, considering among others, a third-party valuation. These inputs were considered to be a Level 3 measurement.
The following table presents information about the Company’s liabilities that are measured at fair value on a recurring basis at December 31, 2021 and 2020 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

(in thousands)	Level	December 31, 2021	December 31, 2020
Liabilities:
Warrant liability — Private Placement Warrants	3	$4,070	$—
Warrant liability — warrants to purchase Old Talkspace’s preferred D shares	3	—	444
The following table presents the changes in the fair value of warrant liabilities during the year ended December 31, 2021:

(in thousands)	Private Placement	Old Talkspace Warrants
Balance at December 31, 2020	$—	$444
Acquired in Business Combination	32,399	—
Issued in connection with closing of the Forward Purchase Agreement	7,879	—
Change in value	(36,208)	165
Converted into equity	—	(609)

Balance at December 31, 2021	$4,070	$—

In connection with the consummation of the Business Combination, the Company also acquired Public Warrants from HEC and also issued equity warrants to certain consultants. The Company determined these warrants met the criteria to be classified as equity in accordance with ASC
815-40.
The Company valued these warrants using the instrument’s publicly listed trading price on the date of acquisition or issuance, where applicable, and included in additional paid-in
capital within stockholder’s deficit. This is considered to be a non-recurring
Level 1 measurement due to the use of an observable market quote in an active market.